Patriot Bank, N.A.
Q3 2025

The information reported herein is for Patriot Bank, N.A., the wholly-owned subsidiary of Patriot National Bancorp, Inc. (NASDAQ: PNBK), on a stand-alone basis.

November 2025

Patriot Bank℠

“Safe Harbor” Statement Under Private Securities Litigation Reform Act of 1995:

This presentation contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions of Patriot National Bancorp. Inc. and its wholly-owned subsidiary Patriot Bank, N.A. (collectively, “Patriot” or the “Company”) regarding Patriot’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Patriot’s future financial results and performance and could cause the actual results, performance, or achievements of Patriot to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: (1) changes in prevailing interest rates which would affect the interest earned on the Company’s interest earning assets and the interest paid on its interest bearing liabilities; (2) the timing of re-pricing of the Company’s interest earning assets and interest bearing liabilities; (3) the effect of changes in governmental monetary policy; (4) the effect of changes in regulations applicable to Patriot and the conduct of its business; (5) changes in competition among financial service companies, including possible further encroachment of non-banks on services traditionally provided by banks; (6) the ability of competitors that are larger than the Company to provide products and services which it is impracticable for the Company to provide; (7) the state of the economy and real estate values in the Company’s market areas, and the consequent effect on the quality of the Company’s loans; (8) demand for loans and deposits in our market area; (9) recent governmental initiatives that are expected to have a profound effect on the financial services industry and could dramatically change the competitive environment of the Company; (10) other legislative or regulatory changes, including those related to residential mortgages, changes in accounting standards, and Federal Deposit Insurance Corporation (“FDIC”) premiums that may adversely affect the Company; (11) the application of generally accepted accounting principles, consistently applied; (12) the fact that one period of reported results may not be indicative of future periods; (13) the state of the economy in the geographic areas where Patriot Bank conducts its business and its particular effect on the Company's customers, vendors and communities; (14) political, social, legal and economic instability, civil unrest, war, catastrophic events, acts of terrorism; (15) widespread outbreaks of infectious diseases; (16) changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (17) our ability to access cost-effective funding; (18) our ability to implement and change our business strategies; (19) changes in the quality or composition of our loan or investment portfolios; (20) technological changes that may be more difficult or expensive than expected; (21) our ability to manage market risk, credit risk and operational risk in the current economic environment; (22) our ability to enter new markets successfully and capitalize on growth opportunities; (23) changes in consumer spending, borrowing and savings habits; (24) our ability to retain key employees; (25) our compensation expense associated with equity allocated or awarded to our employees; and (26) other such factors, including risk factors, as may be described in the Company’s other filings with the Securities and Exchange Commission.

Patriot Bank

Patriot Bank: Overview

Vision: Empowering America's Diverse Entrepreneurs, Investors, and Business Leaders and Those Who Serve Them
Mission: Providing Safe, Reliable Banking Solutions Tailored to Target Clients' Unmet Needs

Organization Highlights

Headquarters	Stamford, CT
Founded	1994
Charter	National Bank (OCC-regulated)
Branches	8
Employees	107

Liquidity & Capital

($ 000s)	Q3 2025
Liquidity to Assets	32.6%
Tier 1 Leverage	11.9%
Tier 1 Capital	18.5%
Common Equity Tier 1 Capital	18.5%

Balance Sheet

($ 000s)	Q3 2025
Total Assets	$951,596
Cash + Securities	$310,210
Loans	$607,074
Deposits	$845,097

Patriot Bank

Executive Leadership

Patriot added experienced executives to its leadership team

Steven Canup EVP, Institutional Banking	Charuka Sinhababu SVP, Institutional Banking	Eloiza D'Lima BSA Officer
UPTIQ	UPTIQ	Deutsche Bank
FOCUS FINANCIAL PARTNERS	FOCUS FINANCIAL PARTNERS	UBS
BANC OF CALIFORNIA	BANC OF CALIFORNIA	axos FINANCIAL

Patriot Bank

Third Quarter 2025 Highlights

Patriot Bank returned to profitability, reduced delinquencies, and strengthened capital ratio during Q3 2025

1. Net Income increased to +$460k
2. Delinquencies decreased by 17%
3. Tier 1 Leverage Ratio increased to +11.9%

Patriot Bank

Third Quarter 2025 Income Statement

Patriot Bank performance driven by proactive balance sheet optimization and prudent credit provisioning

($ 000s)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Δ Q2 2025
Net Interest Income	5,697	5,317	4,651	4,698	5,453	755
Non-Interest Income	2,116	1,937	2,728	2,030	2,207	176
Total Revenue	**7,813**	**7,254**	**7,379**	**6,729**	**7,660**	**931**
Non-Interest Expense	(8,340)	(8,396)	(8,481)	(7,707)	(7,636)	71
Pre-provision Net Revenue	**(527)**	**(1,142)**	**(1,102)**	**(978)**	**24**	**1,002**
Provision for Credit Losses	(1,026)	(7,679)	(733)	(1,524)	431	1,955
Pre-Tax Income	**(1,553)**	**(8,821)**	**(1,835)**	**(2,503)**	**455**	**2,957**
Income Tax (Expense)/Benefit	(24,842)	(187)	(1)	49	5	(44)
Net Income (loss)	**(26,396)**	**(9,008)**	**(1,835)**	**(2,455)**	**460**	**2,913**

Patriot Bank

Third Quarter 2025 Balance Sheet

Patriot Bank Tier 1 Leverage Ratio Increased from 10.1% to 11.9%

($ 000s)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Δ Q2 2025
Cash & Restricted	72,772	162,610	136,201	202,972	201,530	(1,441)
Securities	99,611	86,598	86,808	88,108	108,679	20,572
Loans	769,330	723,174	695,023	602,846	607,074	4,228
Allowance for Credit Losses	(14,984)	(7,305)	(6,729)	(7,795)	(7,187)	607
Other Assets	47,107	46,966	45,248	44,054	41,499	(2,554)
Total Assets	**973,835**	**1,012,044**	**956,552**	**930,185**	**951,596**	**21,411**
Deposits	825,136	967,034	868,570	839,547	845,097	5,549
Other Liabilities	102,788	10,743	9,603	8,915	7,804	(1,111)
Total Liabilities	**927,924**	**977,777**	**878,173**	**848,462**	**852,900**	**4,438**
Equity	45,912	34,267	78,379	81,722	98,696	16,973
Total Liabilities & Equity	**973,835**	**1,012,044**	**956,552**	**930,185**	**951,596**	**21,411**

Key Ratios:						
Total Leverage Ratio	6.4%	5.3%	9.7%	10.3%	**11.7%**	1.4%
Tier 1 Leverage Ratio	6.5%	5.8%	9.2%	10.1%	**11.9%**	1.9%
Common Equity Tier 1 Ratio (CET1)	8.2%	7.6%	13.6%	15.6%	**18.5%**	2.9%
Tier 1 Capital Ratio	8.2%	7.6%	13.6%	15.6%	**18.5%**	2.9%
Total Capital Ratio	9.3%	7.7%	14.1%	16.3%	**19.2%**	2.9%

Patriot Bank

Third Quarter 2025 Loans

Patriot Bank increased total loans and the average yield on loans during 3Q 2025

($ 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Δ Q2 2025
Commercial Real Estate	419,489	401,403	370,376	360,802	(9,574)
Residential Real Estate	92,215	90,753	60,123	83,671	23,548
Commercial and Industrial	129,608	122,375	122,161	123,358	1,197
Consumer and Other	59,973	53,498	33,363	20,802	(12,561)
Construction	3,830	3,823	1,494	0	(1,494)
Construction to permanent - CRE	2,357	2,357	31	31	0
Other Loans, Held for Sale	15,702	20,814	15,298	18,408	3,110
Total Loans – Gross	**723,174**	**695,023**	**602,846**	**607,074**	**4,228**
Yield%			5.55%	5.77%	0.22%

Loan Type as a % of Total Loans					Δ Q2 2025
Commercial Real Estate	58.0%	57.8%	61.4%	59.4%	(2.0%)
Residential Real Estate	12.8%	13.1%	10.0%	13.8%	3.8%
Commercial and Industrial	17.9%	17.6%	20.3%	20.3%	0.1%
Consumer and Other	8.3%	7.7%	5.5%	3.4%	(2.1%)
Construction	0.5%	0.6%	0.2%	0.0%	(0.2%)
Construction to permanent - CRE	0.3%	0.3%	0.0%	0.0%	(0.0%)
Other Loans, Held for Sale	2.2%	3.0%	2.5%	3.0%	0.5%

Patriot Bank

Third Quarter 2025 Deposits

Patriot Bank increased total deposits and reduced the average cost of deposits during 3Q 2025

($ in 000s)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Δ Q2 2025
Non-Interest Bearing	119,649	86,499	115,640	102,008	(13,633)
NOW	31,549	25,229	23,865	22,845	(1,020)
Savings	38,743	38,362	34,081	32,478	(1,603)
Interest Bearing DDA	110,448	123,693	130,751	158,620	27,869
Money Market	262,023	267,478	194,227	162,948	(31,279)
Certificates of Deposit	227,811	239,385	217,130	179,550	(37,580)
Specialty-Other Deposits	0	0	0	16,178	16,178
Brokered Deposits	176,811	87,925	123,852	170,470	46,618
Total Deposits	**967,034**	**868,570**	**839,547**	**845,097**	**5,549**
Yield %			3.54%	3.25%	-0.29%

Deposit Type as a % of Total Deposits					Δ Q2 2025
Non-Interest Bearing	12.4%	10.0%	13.8%	12.1%	(1.7%)
NOW	3.3%	2.9%	2.8%	2.7%	(0.1%)
Savings	4.0%	4.4%	4.1%	3.8%	(0.2%)
Interest Bearing DDA	11.4%	14.2%	15.6%	18.8%	3.2%
Money Market	27.1%	30.8%	23.1%	19.3%	(3.9%)
Certificates of Deposit	23.6%	27.6%	25.9%	21.2%	(4.6%)
Specialty-Other Deposits	0.0%	0.0%	0.0%	1.9%	1.9%
Brokered Deposits	18.3%	10.1%	14.8%	20.2%	5.4%

Note: Brokered deposits balances reported here include reciprocal deposits

Patriot Bank

Third Quarter 2025 Credit Metrics

Patriot Bank reduced Classified Loans and Delinquencies in Q3 2025 while non-accrual loans increased



Classified Loans, Non-Accrual Loans and Delinquencies
Q2 2025
Q3 2025
$35,000
$30,000
$25,000
$20,000
$33,759
$32,792
-3%
$24,246
$25,912
7%
$34,494
$28,485
-17%
Classified
Non-Accrual
Delinquencies

Patriot Bank

Third Quarter 2025 KPIs

($ 000s)	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
ROAA	(10.8%)	(3.8%)	(0.7%)	(1.0%)	**0.2%**
ROAE	(181.7%)	(89.9%)	(13.0%)	(12.3%)	**2.0%**
Efficiency Ratio	106.3%	110.8%	114.8%	114.4%	**99.5%**
Net Interest Margin	2.46%	2.32%	1.90%	2.07%	**2.35%**
Loans/Deposits	93.2%	74.8%	80.0%	71.8%	**71.8%**
Loans/Assets	79.0%	71.5%	72.7%	64.8%	**63.8%**
Total Equity	45,912	34,267	78,379	81,722	**98,696**
Risk-Weighted Assets	788,210	733,094	700,290	627,310	**611,540**
Total Assets	973,835	1,012,044	956,552	930,185	**951,596**

Note: Ratios sourced from S&P Capital IQ

Patriot Bank